SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 12, 2002




                      Beach First National Bancshares, Inc.
             (Exact name of registrant as specified in its charter)


         South Carolina         33-95562               58-1030117
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          State or other        (Commission        (I.R.S. Employer
          jurisdiction of       File Number)      Identification No.)
          incorporation)


               1550 Oak Street, Myrtle Beach, South Carolina 29577 (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (843) 626-2265




                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 9.  Regulation FD Disclosure.

         On August 12, 2002, the Chief Executive Officer, Walter E. Standish, III, and the Chief Financial Officer, Richard N. Burch, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.







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





                                   SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      BEACH FIRST NATIONAL BANCSHARES, INC.



                                          By:      /s/ Walter E. Standish, III
                                          Name:    Walter E. Standish, III
                                          Title:   Chief Executive Officer

Dated: August 12, 2002

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                                  EXHIBIT INDEX

  Exhibit Number                          Description
  --------------                          -----------

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002.